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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------

        Date of Report (Date of earliest event reported): May 1, 2000
                           --------------------------



                            AMERICAN EXPRESS COMPANY
             (Exact name of registrant as specified in its charter)

                           --------------------------



          New York                      1-7657                 13-4922250
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(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation or                                   Identification No.)
        organization)



       200 Vesey Street, World Financial Center
                  New York, New York                       10285
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       (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code: (212) 640-2000

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          (Former name or former address, if changed since last report)



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Item 5. Other Events

     On May 1, 2000 the Registrant issued a press release announcing a leave of absence of Steve Alesio, President of the Small Business Services group, and resulting organizational changes. Portions of such press release are filed herein as Exhibit 99.1.

     On May 3, 2000 the Registrant made publicly available a consolidated five-year and quarterly summary of restated common share statistics to reflect its recent 3-for-1 stock split. Such restatement is filed herein as
Exhibit 99.2.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN EXPRESS COMPANY
                                       (REGISTRANT)

                                        By /s/  Stephen P. Norman
                                           --------------------------
                                        Name:  Stephen P. Norman
                                        Title: Secretary

DATE:    May 2, 2000

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                                  EXHIBIT INDEX

Item No.                          Description
----------                        -----------
99.1 Portions of press release announcing the leave of absence of Steve Alesio, President of the Small Business Services group, and resulting organizational changes.

99.2 Consolidated five-year and quarterly summary of restated common share statistics to reflect Registrant's recent 3-for-1 stock split.